EXHIBIT 32.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Iomega Corporation (the “Company”) on Form 10-Q for the period ended March 28, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Werner T. Heid, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Werner T. Heid
Werner T. Heid
President and Chief Executive Officer
May 10, 2004

A signed original of this written statement required by Section 906 has been provided to Iomega Corporation and will be retained by Iomega Corporation and furnished to the Securities and Exchange Commission or its staff upon request.